ALLIANCE
                                -----------------
                                 VARIABLE PRODUCTS
                                -----------------
                                   SERIES FUND
                                -----------------
                                ALLIANCEBERNSTEIN
                                -----------------
                                 SMALL CAP VALUE
                                -----------------
                                    PORTFOLIO
                                -----------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 21, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund AllianceBernstein Small Cap Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 15% of its total assets in foreign securities.

--------------------------------------------------------------------------------
INVESTMENT RESULTS

Periods Ended December 31, 2002

                                                 Total Returns

                                                            Since
                                              1 Year      Inception*
                                              ------      ----------
AllianceBernstein
Small Cap Value
Portfolio                                     -6.20%        2.90%

Russell 2500 Index                           -17.80%       -12.28%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Portfolio's inception date is 5/2/01.

The unmanaged Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Value Portfolio.

--------------------------------------------------------------------------------

Over the 12-month period ended December 31, 2002, the Portfolio outperformed its benchmark, the Russell 2500 Index. The Portfolio's outperformance is mostly attributable to stock selection, with strong returns from holdings in the financial services, telecommunication utilities and homebuilders sectors.

Despite a fourth-quarter rally, the bear market continued in 2002 for small-cap stocks as well as large-caps, owing to investor concern toward international tension and the strength of the U.S. economy. The third quarter of 2002, in particular, saw an intensifying and almost self-reinforcing pessimism that drove stocks to their worst quarter in more than a decade. In the fourth quarter, however, investor anxiety lessened and the market reversed course, driven by the technology and telecommunications sectors, which rose 22% and 38%, respectively.

MARKET REVIEW

The U.S. economy slowed in the latter part of 2002 as consumer spending, which has led the recovery, slowed, yet business spending failed to pick up. Notwithstanding dismal holiday sales, consumer spending is probably healthier than many investors realize. The bulk of the slowdown in spending in the latter part of 2002 was concentrated in purchases of automobiles and trucks, which, fueled by strong cash-back and discounting incentives, had been running well above sustainable levels for much of the year. Excluding vehicle sales, retail sales remained healthy, rising in October at roughly the same 3.0% to 4.5% pace seen earlier this year.

Consumers' financial health continues to strengthen and justify further spending. Aggressive monetary policy has made it possible for consumers to refinance mortgages and obtain consumer credit at ever-lower rates, which increases their purchasing power. Furthermore, each dollar spent now goes further as declining unit costs have increased the affordability of many products, from electronics to automobiles.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

Corporate spending, however, has fallen by 15% from peak levels and now stands at a level that just matches depreciation. The ratio of capital investment to depreciation has not been this low in 45 years. Some of this depreciation reflects the write-off of unnecessary plant and equipment installed during the bubble years, but most of that is behind us now.

We believe capital spending will pick up. If it does not, businesses will erode their existing capital stock and thereby imperil growth. Additionally, in aggregate, businesses have the means to spend with cash flow now in excess of capital spending. The timing of this recovery, however, remains uncertain.

MARKET OUTLOOK

Although the excess return created in small-caps during the inflation of the technology bubble has now been realized, we do see strong opportunities within the small-cap domain in value stocks. Small companies tend to be concentrated in cyclical industries, and investor anxiety about the direction of the economy has left many small companies selling at steep discounts to their fair value. We believe the Portfolio is positioned to capture that opportunity.

We appreciate your investment in AllianceBernstein Small Cap Value Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,

/s/ Joseph G. Paul
Joseph G. Paul
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
5/31/01*-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Russell 2500 Index:                           $8,320
AllianceBernstein Small Cap Value Portfolio: $10,487

                            AllianceBernstein
                        Small Cap Value Portfolio          Russell 2500 Index
-------------------------------------------------------------------------------
5/31/01*                       $  9,575                          $ 10,000
12/31/01                       $ 10,705                          $ 10,122
12/31/02                       $ 10,487                          $  8,320


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 5/31/01* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Small Cap Value Portfolio.

--------------------------------------------------------------------------------
* Since closest month-end after Portfolio's inception date of 5/2/01.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                        Alliance Variable Products Series Fund
================================================================================
--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

Valero Energy Corp.                         $ 1,662,300             2.1%
--------------------------------------------------------------------------------
Nortel Networks Corp.                         1,610,000             2.1
--------------------------------------------------------------------------------
Cooper Industries, Ltd. Cl.A                  1,538,190             2.0
--------------------------------------------------------------------------------
PNM Resources, Inc.                           1,529,244             1.9
--------------------------------------------------------------------------------
Qwest Communications International Inc.       1,525,000             1.9
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.             1,492,452             1.9
--------------------------------------------------------------------------------
SEACOR SMIT, Inc.                             1,428,450             1.8
--------------------------------------------------------------------------------
Centex Corp.                                  1,425,680             1.8
--------------------------------------------------------------------------------
Peabody Energy Corp.                          1,403,040             1.8
--------------------------------------------------------------------------------
ADC Telecommunications, Inc.                  1,400,300             1.8
                                            -----------            ----
                                            $15,014,656            19.1%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                        Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 94.5%
FINANCIAL - 18.4%
MAJOR REGIONAL
   BANKS - 7.5%
Bank of Hawaii Corp. .......................          11,500        $   349,485
Hibernia Corp. Cl.A ........................          56,300          1,084,338
Huntington Bancshares, Inc. ................          57,900          1,083,309
Popular, Inc. ..............................          18,000            608,400
Silicon Valley Bancshares (a) ..............          50,000            912,500
UnionBanCal Corp. ..........................          28,400          1,115,268
Whitney Holding Corp. ......................          22,000            733,260
                                                                    -----------
                                                                      5,886,560
                                                                    -----------
MULTI-LINE
   INSURANCE - 0.6%
Health Net, Inc. (a) .......................          18,800            496,320
                                                                    -----------
PROPERTY - CASUALTY
   INSURANCE - 1.9%
Fidelity National
  Financial, Inc. ..........................          45,460          1,492,452
                                                                    -----------
REAL ESTATE INVESTMENT
  TRUST - 6.0%
Arden Realty, Inc. .........................          48,700          1,078,705
Avalonbay Communities, Inc. ................          29,400          1,150,716
FelCor Lodging Trust Inc. ..................          70,000            800,800
Mack-Cali Realty Corp. .....................          15,900            481,770
Post Properties, Inc. ......................          49,100          1,173,490
                                                                    -----------
                                                                      4,685,481
                                                                    -----------
SAVINGS AND
  LOAN - 2.4%
Commercial Federal Corp. ...................          40,700            950,345
Washington Federal, Inc. ...................          36,450            905,782
                                                                    -----------
                                                                      1,856,127
                                                                    -----------
                                                                     14,416,940
                                                                    -----------
TECHNOLOGY - 12.6%
COMMUNICATION -
  EQUIP. MFRS. - 7.9%
ADC Telecommunications, Inc. (a) ...........         670,000          1,400,300
Andrew Corp. (a) ...........................         128,500          1,320,980
Corning, Inc. (a) ..........................         210,000            695,100
Nortel Networks Corp. (a) ..................       1,000,000          1,610,000
Tellabs, Inc. (a) ..........................         157,000          1,141,390
                                                                    -----------
                                                                      6,167,770
                                                                    -----------
COMPUTER/
  INSTRUMENTATION - 1.3%
Adaptec, Inc. (a) ..........................         188,100          1,062,765
                                                                    -----------
MISCELLANEOUS
  INDUSTRIAL
  TECHNOLOGY - 1.7%
Arrow Electronics, Inc. (a) ................          21,000            268,590
Avnet, Inc. (a) ............................          22,000            238,260
Solectron Corp. (a) ........................         107,400            381,270
Tech Data Corp. (a) ........................          17,500            471,800
                                                                    -----------
                                                                      1,359,920
                                                                    -----------
SEMICONDUCTORS - 1.7%
KEMET Corp. (a) ............................         149,700          1,308,378
                                                                    -----------
                                                                      9,898,833
                                                                    -----------
UTILITIES - 12.2%
ELECTRIC
  COMPANIES - 10.3%
Constellation Energy
  Group, Inc. (a) ..........................          41,000          1,140,620
Northeast Utilities ........................          82,200          1,246,974
OGE Energy Corp. ...........................          60,100          1,057,760
PNM Resources, Inc. ........................          64,200          1,529,244
Puget Energy, Inc. .........................          55,800          1,230,390
Reliant Resources, Inc. (a) ................         224,700            719,040
Sierra Pacific Resources ...................          41,800            271,700
WPS Resources Corp. ........................          22,500            873,450
                                                                    -----------
                                                                      8,069,178
                                                                    -----------
TELEPHONE - 1.9%
Qwest Communications
  International Inc. (a) ...................         305,000          1,525,000
                                                                    -----------
                                                                      9,594,178
                                                                    -----------
CAPITAL
  EQUIPMENT - 11.2%
AUTO TRUCKS -
  PARTS - 4.3%
BorgWarner, Inc. ...........................          17,000            857,140
Eaton Corp. ................................           7,000            546,770
Modine Manufacturing Co. ...................          49,500            875,160
PACCAR, Inc. ...............................          23,000          1,060,990
                                                                    -----------
                                                                      3,340,060
                                                                    -----------
ELECTRICAL
  EQUIPMENT - 2.0%
Cooper Industries, Ltd. Cl.A ...............          42,200          1,538,190
                                                                    -----------
MACHINERY - 4.0%
Kennametal, Inc. ...........................          34,700          1,196,456
Lincoln Electric Holdings,
  Inc. .....................................          44,000          1,018,600
Terex Corp. (a) ............................          85,300            950,242
                                                                    -----------
                                                                      3,165,298
                                                                    -----------
MISCELLANEOUS
  CAPITAL GOODS - 0.9%
Parker-Hannifin Corp. ......................          16,000            738,080
                                                                    -----------
                                                                      8,781,628
                                                                    -----------
NON-FINANCIAL - 11.1%
BUILDING MATERIALS -
  CEMENT - 1.5%
Texas Industries, Inc. .....................          47,000          1,142,100
                                                                    -----------
BUILDING MATERIAL -
  HEAT/PLUMBING/
  AIR - 1.6%
Hughes Supply, Inc. ........................          47,000          1,284,040
                                                                    -----------

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(Continued)                              Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------
HOME BUILDING - 4.7%
Centex Corp. ...............................          28,400        $ 1,425,680
KB HOME ....................................          23,000            985,550
Pulte Homes, Inc. ..........................          27,100          1,297,277
                                                                    -----------
                                                                      3,708,507
                                                                    -----------
MISCELLANEOUS
  BUILDING - 3.3%
Harsco Corp. ...............................          41,000          1,307,490
Standard Pacific Corp. .....................          51,200          1,267,200
                                                                    -----------
                                                                      2,574,690
                                                                    -----------
                                                                      8,709,337
                                                                    -----------
CONSUMER
  CYCLICALS - 8.4%
AUTOS & AUTO PARTS - 2.6%
Dana Corp. .................................          41,600            489,216
Genuine Parts Co. ..........................           9,400            289,520
Group 1 Automotive, Inc. (a) ...............          51,000          1,217,880
                                                                    -----------
                                                                      1,996,616
                                                                    -----------
HOTEL - MOTEL - 1.3%
Park Place Entertainment
  Corp. (a) ................................         123,900          1,040,760
                                                                    -----------
MISCELLANEOUS
  CONSUMER
  CYCLICALS - 1.2%
Brunswick Corp. ............................          47,000            933,420
                                                                    -----------
RETAILERS - 1.5%
AutoNation Inc. (a) ........................          65,000            816,400
Federated Department Stores,
  Inc. (a) .................................          12,000            345,120
                                                                    -----------
                                                                      1,161,520
                                                                    -----------
TEXTILES/SHOES -
  APPAREL MFG. - 1.8%
Jones Apparel Group, Inc. (a) ..............          33,700          1,194,328
V. F. Corp. ................................           6,500            234,325
                                                                    -----------
                                                                      1,428,653
                                                                    -----------
                                                                      6,560,969
                                                                    -----------
COMMODITIES - 7.6%
ALUMINUM - 0.9%
Mueller Industries Inc. (a) ................          25,000            681,250
                                                                    -----------
CHEMICALS - 4.1%
Crompton Corp. .............................         131,200            780,640
Cytec Industries, Inc. (a)  ................          40,500          1,104,840
FMC Corp. (a) ..............................          50,400          1,376,928
                                                                    -----------
                                                                      3,262,408
                                                                    -----------
MISCELLANEOUS
  METALS - 1.3%
Reliance Steel &
Aluminum Co. ...............................          48,200          1,004,488
                                                                    -----------

                                                    Shares or
                                                    Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
PAPER - 1.3%
MeadWestvaco Corp. .........................          40,660        $ 1,004,709
Temple-Inland, Inc. ........................             700             31,367
                                                                    -----------
                                                                      1,036,076
                                                                    -----------
                                                                      5,984,222
                                                                    -----------
ENERGY - 6.0%
COAL - 1.8%
Peabody Energy Corp. .......................          48,000          1,403,040
                                                                    -----------
OILS - INTEGRATED
  DOMESTIC - 4.2%
Amerada Hess Corp. .........................          16,400            902,820
Kerr-McGee Corp. ...........................          15,800            699,940
Valero Energy Corp. ........................          45,000          1,662,300
                                                                    -----------
                                                                      3,265,060
                                                                    -----------
                                                                      4,668,100
                                                                    -----------
CONSUMER STAPLES - 3.6%
FOODS - 3.0%
Corn Products International,
  Inc. .....................................          37,000          1,114,810
Smithfield Foods, Inc. (a)  ................          60,000          1,190,400
                                                                    -----------
                                                                      2,305,210
                                                                    -----------
RETAIL STORES -
  FOOD - 0.6%
SUPERVALU, Inc. ............................          30,000            495,300
                                                                    -----------
                                                                      2,800,510
                                                                    -----------
SERVICES - 1.8%
MISCELLANEOUS
  INDUSTRIAL
  TRANSPORTATION - 1.8%
SEACOR SMIT, Inc. (a) ......................          32,100          1,428,450
                                                                    -----------
CONSUMER GROWTH - 1.6%
PUBLISHING - 1.6%
The Readers Digest
  Association, Inc. ........................          84,500          1,275,950
                                                                    -----------
Total Common Stocks
  (cost $82,819,353) .......................                         74,119,117
                                                                    -----------
SHORT-TERM
  INVESTMENT - 6.0%
TIME DEPOSIT - 6.0%
State Street Euro Dollar
  0.75%, 1/01/03
  (cost $4,724,000) ........................         $ 4,724          4,724,000
                                                                    -----------
TOTAL
  INVESTMENTS - 100.5%
  (cost $87,543,353) .......................                         78,843,117
Other assets less
  liabilities - (0.5%) .....................                           (419,200)
                                                                    -----------
NET ASSETS - 100% ..........................                        $78,423,917
                                                                    ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $87,543,353) ......    $ 78,843,117
  Cash ........................................................             303
  Dividends and interest receivable ...........................         203,470
  Receivable for capital stock sold ...........................          34,629
                                                                   ------------
  Total assets ................................................      79,081,519
                                                                   ------------

LIABILITIES
  Payable for investment securities purchased .................         339,390
  Payable for capital stock redeemed ..........................         274,586
  Advisory fee payable ........................................          25,829
  Accrued expenses ............................................          17,797
                                                                   ------------
  Total liabilities ...........................................         657,602
                                                                   ------------
NET ASSETS ....................................................    $ 78,423,917
                                                                   ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .......................................    $      7,496
  Additional paid-in capital ..................................      85,136,406
  Undistributed net investment income .........................         561,242
  Accumulated net realized gain on investment transactions ....       1,419,009
  Net unrealized depreciation of investments ..................      (8,700,236)
                                                                   ------------
                                                                   $ 78,423,917
                                                                   ============

Class A Shares
  Net assets ..................................................    $ 55,591,492
                                                                   ============
  Shares of capital stock outstanding .........................       5,313,756
                                                                   ============
  Net asset value per share ...................................    $      10.46
                                                                   ============

Class B Shares
  Net assets ..................................................    $ 22,832,425
                                                                   ============
  Shares of capital stock outstanding .........................       2,181,985
                                                                   ============
  Net asset value per share ...................................    $      10.46
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $840) ...............   $  1,199,449
  Interest ........................................................         45,269
                                                                      ------------
  Total investment income .........................................      1,244,718
                                                                      ------------

EXPENSES
  Advisory fee ....................................................        572,937
  Distribution fee--Class B .......................................         22,178
  Administrative ..................................................         69,000
  Custodian .......................................................         59,130
  Printing ........................................................         50,276
  Audit and legal .................................................         47,811
  Directors' fees and expenses ....................................          3,650
  Transfer agency .................................................            947
  Miscellaneous ...................................................          6,352
                                                                      ------------
  Total expenses ..................................................        832,281
  Less: expenses waived and reimbursed (see Note B) ...............       (156,645)
                                                                      ------------
  Net expenses ....................................................        675,636
                                                                      ------------
  Net investment income ...........................................        569,082
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions ....................      1,432,612
  Net change in unrealized appreciation/depreciation of investments    (10,019,480)
                                                                      ------------
  Net loss on investment transactions .............................     (8,586,868)
                                                                      ------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS ......................   $ (8,017,786)
                                                                      ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                         Year Ended    May 1, 2001(a) to
                                                                         December 31,     December 31,
                                                                            2002             2001
                                                                        ============   =================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ...........................................     $    569,082      $   106,886
  Net realized gain on investment transactions ....................        1,432,612           41,276
  Net change in unrealized appreciation/depreciation of investments      (10,019,480)       1,317,178
                                                                        ------------      -----------
  Net increase (decrease) in net assets from operations ...........       (8,017,786)       1,465,340

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A .......................................................         (104,339)              -0-
    Class B .......................................................          (10,387)              -0-
  Net realized gain on investment transactions
    Class A .......................................................          (49,686)              -0-
    Class B .......................................................           (5,193)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase ....................................................       65,189,261       19,956,707
                                                                        ------------      -----------
  Total increase ..................................................       57,001,870       21,422,047

NET ASSETS
  Beginning of period .............................................       21,422,047               -0-
                                                                        ------------      -----------
  End of period (including undistributed net investment income of
  $561,242 and $106,886, respectively) ............................     $ 78,423,917      $21,422,047
                                                                        ============      ===========

--------------------------------------------------------------------------------

(a)   Commencement of operations.

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Value Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each

                                          Alliance Variable Products Series Fund
================================================================================

portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, there were no differences.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively.

Effective May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the average daily net assets for Class A and Class B shares, respectively. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $87,645.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Because of the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $69,000 for the year ended December 31, 2002.

Brokerage commissions paid on investment transactions for the December 31, 2002, amounted to $229,834, of which $115,881 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ..........................             $ 76,541,458
U.S. government and agency obligations ...............                       -0-

Sales:
Stocks and debt obligations ..........................             $  7,916,972
U.S. government and agency obligations ...............                       -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $87,548,364. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ........................             $  3,204,214
Gross unrealized depreciation ........................              (11,909,461)
                                                                   ------------
Net unrealized depreciation ..........................             $ (8,705,247)
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the

                                          Alliance Variable Products Series Fund
================================================================================

security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                               2002                 2001
                                           ============         ============
Distributions paid from:
  Ordinary income ....................     $    164,117         $         -0-
  Net long-term capital gains ........            5,488                   -0-
                                           ------------         ------------
Total taxable distributions ..........          169,605                   -0-
                                           ------------         ------------
Total distributions paid .............     $    169,605         $         -0-
                                           ============         ============

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .............................     $  1,579,648
Accumulated long-term capital gains .......................          405,614
Unrealized appreciation/(depreciation) ....................       (8,705,247)(a)
                                                                ------------
Total accumulated earnings/(deficit) ......................     $ (6,719,985)
                                                                ------------

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                     --------------------------      ------------------------------
                                               SHARES                            AMOUNT
                                     --------------------------      ------------------------------
                                                     May 2, 2001                       May 2, 2001
                                     Year Ended        (a) to        Year Ended           (a) to
                                     December 31,    December 31,    December 31,      December 31,
                                        2002            2001            2002               2001
                                     ==========      ==========      ============      ============
Class A
Shares sold ....................      5,079,981       2,280,632      $ 58,777,847      $ 23,617,224
Shares issued in reinvestment of
  dividends and distributions ..         12,954              -0-          154,025                -0-
Shares redeemed ................     (1,664,834)       (394,977)      (17,337,964)       (3,986,904)
                                     ----------      ----------      ------------      ------------
Net increase ...................      3,428,101       1,885,655      $ 41,593,908      $ 19,630,320
                                     ==========      ==========      ============      ============

--------------------------------------------------------------------------------

(a)   Commencement of distribution.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                     --------------------------      ------------------------------
                                               SHARES                            AMOUNT
                                     --------------------------      ------------------------------
                                                     May 2, 2001                       May 2, 2001
                                     Year Ended        (a) to        Year Ended           (a) to
                                     December 31,    December 31,    December 31,      December 31,
                                        2002            2001            2002               2001
                                     ==========      ==========      ============      ============
Class B
Shares sold ....................      2,687,037          33,145      $ 29,520,479      $    350,796
Shares issued in reinvestment of
  dividends and distributions ..          1,307              -0-           15,580                -0-
Shares redeemed ................       (537,232)         (2,272)       (5,940,706)          (24,409)
                                     ----------      ----------      ------------      ------------
Net increase ...................      2,151,112          30,873      $ 23,595,353      $    326,387
                                     ==========      ==========      ============      ============

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

(a)   Commencement of operations.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       -----------------------------
                                                                                  CLASS A
                                                                       -----------------------------
                                                                                        May 2, 2001(a)
                                                                        Year Ended           to
                                                                       December 31,     December 31,
                                                                           2002             2001
                                                                       ============     ============
Net asset value, beginning of period .............................     $      11.18     $      10.00
                                                                       ------------     ------------

Income From Investment Operations
Net investment income (b)(c) .....................................              .12              .14
Net realized and unrealized gain (loss) on investment transactions             (.81)            1.04
                                                                       ------------     ------------
Net increase (decrease) in net asset value from operations .......             (.69)            1.18
                                                                       ------------     ------------

Less: Dividends and Distributions
Dividends from net investment income .............................             (.02)              -0-
Distributions from net realized gain on investment transactions ..             (.01)              -0-
                                                                       ------------     ------------
Total dividends and distributions ................................             (.03)              -0-
                                                                       ------------     ------------
Net asset value, end of period ...................................     $      10.46     $      11.18
                                                                       ============     ============

Total Return
Total investment return based on net asset value (d) .............            (6.20)%          11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................     $     55,592     $     21,076
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...................             1.13%             .95%(e)
   Expenses, before waivers and reimbursements ...................             1.41%            2.65%(e)
   Net investment income (c) .....................................             1.04%            1.99%(e)
Portfolio turnover rate ..........................................               28%              12%

--------------------------------------------------------------------------------

See footnote summary on page 16.

ALLIANCEBERNSTEIN SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       -----------------------------
                                                                                  CLASS B
                                                                       -----------------------------
                                                                                        May 2, 2001(e)
                                                                        Year Ended           to
                                                                       December 31,     December 31,
                                                                           2002             2001
                                                                       ============     ============
Net asset value, beginning of period .............................     $      11.20     $      10.00
                                                                       ------------     ------------

Income From Investment Operations
Net investment income (b)(c) .....................................              .08              .11
Net realized and unrealized gain (loss) on investment transactions             (.79)            1.09
                                                                       ------------     ------------
Net increase (decrease) in net asset value from operations .......             (.71)            1.20
                                                                       ------------     ------------

Less: Dividends and Distributions
Dividends from net investment income .............................             (.02)              -0-
Distributions from net realized gain on investment transactions ..             (.01)              -0-
                                                                       ------------     ------------
Total dividends and distributions ................................             (.03)              -0-
                                                                       ------------     ------------
Net asset value, end of period ...................................     $      10.46     $      11.20
                                                                       ============     ============

Total Return
Total investment return based on net asset value (d) .............            (6.37)%          12.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................     $     22,832     $        346

Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...................             1.43%            1.20%(e)
   Expenses, before waivers and reimbursements ...................             1.70%            3.17%(e)
   Net investment income (c) .....................................              .74%            2.17%(e)
Portfolio turnover rate ..........................................               28%              12%

--------------------------------------------------------------------------------

(a)   Commencement of distribution.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f)   Commencement of operations.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
AllianceBernstein Small Cap Value Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Value Portfolio (the"Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Value Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
February 3, 2003

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                            COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57            President, Chief Operating Officer and               114               None
1345 Avenue of the Americas     a Director of Alliance Capital Management
New York, NY 10105              Corporation ("ACMC"), with which he has
(13)                            been associated since prior to 1998.


DISINTERESTED DIRECTORS

Ruth Block, #+, 72              Formerly an Executive Vice President and             93                None
P.O. Box 4623                   Chief Insurance Officer of The Equitable
Stamford, CT 06903              Life Assurance Society of the United States;
(11)                            Chairman and Chief Executive Officer of
                                Evlico; formerly a Director of Avon, BP
                                Amoco Corporation (oil and gas), Ecolab
                                Incorporated (specialty chemicals), Tandem
                                Financial Group, and Donaldson Lufkin &
                                Jenrette Securities Corporation.

David H. Dievler, #+, 73        Independent consultant. Until December               98                None
P.O. Box 167                    1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762           responsible  for mutual fund administration.
(13)                            Prior to joining ACMC in 1984 he was Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968.  Prior to that he was
                                a Senior Manager at Price Waterhouse & Co.
                                Member of American Institute of Certified
                                Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. He was formerly a Senior Advisor         94                None
P.O. Box 12                     from June 1999 - June 2000 and President
Annandale, NY 12504             of Historic Hudson Valley (December 1989 -
(11)                            May 1999). Previously, Director of the National
                                Academy of Design and during 1988-92, he
                                was Director and Chairman of the Audit
                                Committee of ACMC.

William H. Foulk, Jr., #+, 70   Investment adviser and an independent                110               None
Suite 100                       consultant. He was formerly Senior
2 Sound View Drive              Manager of Barrett Associates, Inc., a
Greenwich, CT 06830             registered investment adviser, with  which
(13)                            he had been associated since prior to 1998.
                                He was formerly Deputy Comptroller of
                                the State of New York and, prior thereto,
                                Chief Investment Officer of the New York
                                Bank for Savings.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

                                                                                 PORTFOLIOS
                                                                                   IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                            COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63      Senior Counsel of the law firm of Cahill             93           Placer Dome Inc.
15 St. Bernard's Road           Gordon & Reindel since February 2001
Gladstone, NJ 07934             and a partner of that firm for more than
(11)                            twenty-five years prior thereto. He is
                                President and Chief Executive Officer of
                                Wenonah Development Company
                                (investments) and a Director of Placer
                                Dome Inc. (mining).

Donald J. Robinson, #+, 68      Senior Counsel to the law firm of Orrick,            92                None
98 Hell's Peak Road             Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                Formerly a senior partner and a member of
(7)                             the Executive Committee of that firm.
                                He was also a member and Chairman of
                                the Municipal Securities Rulemaking
                                Board and Trustee of the Museum of the
                                City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
SMALL CAP VALUE PORTFOLIO                 Alliance Variable Products Series Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
John D. Carifa, 57        Chairman & President          See biography above.

Joseph G. Paul, 42        Vice President                Senior Vice President of ACMC and
                                                        Chief Investment Officer - Small Cap
                                                        Value Equities since 2002. He is also
                                                        Chief Investment Officer of Advanced
                                                        Value at ACMC since October 2000 and
                                                        held the same position at Sanford C.
                                                        Bernstein & Co., Inc. since prior to
                                                        1998.

Edmund P. Bergan, Jr.,    Secretary                     Senior Vice President and the General
52                                                      Counsel of Alliance Fund Distributors,
                                                        Inc. ("AFD") and Alliance Global
                                                        Investor Services Inc. ("AGIS"), with
                                                        which he has been associated since
                                                        prior to 1998.

Mark D. Gersten, 52       Treasurer and Chief           Senior Vice President of AGIS and Vice
                          Financial Officer             President of AFD with which he has been
                                                        associated since prior to 1998.

Thomas R. Manley, 51      Controller                    Vice President of ACMC, with which he
                                                        has been associated since prior to
                                                        1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.